Exhibit 10.1

AMENDMENT NO. 2
TO
CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, dated as of June 29, 2010 (this “Agreement”), among JONES APPAREL GROUP, INC. (the “Company”), JONES APPAREL GROUP HOLDINGS, INC., JONES APPAREL GROUP USA, INC., JAG FOOTWEAR, ACCESSORIES AND RETAIL CORPORATION, JONES INVESTMENT CO. INC., JONES JEANSWEAR GROUP, INC., NINE WEST DEVELOPMENT CORPORATION and JONES JEWELRY GROUP, INC., as the U.S. Borrowers (such capitalized term and all other capitalized terms used but not defined herein shall have the meanings provided for in Section 1.2), JONES APPAREL GROUP CANADA, LP, as the Canadian Borrower (together with the U.S. Borrowers, the “Borrowers”), the various Subsidiaries of the Company parties hereto, the Lenders parties hereto, JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as administrative agent for the Canadian Lenders (in such capacity, the “Canadian Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, the Administrative Agent and the Canadian Administrative Agent are parties to the Credit Agreement, dated as of May 13, 2009, as heretofore amended (the “Credit Agreement”), and the other Loan Documents;

WHEREAS, the Borrowers have requested that certain amendments be made to the Credit Agreement and the other Loan Documents on the terms set forth herein; and

WHEREAS, the Lenders are willing, subject to the terms and conditions hereinafter set forth, to consent and agree to such amendments;

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1     Certain Definitions.  The following terms (whether or not underscored) when used in this Agreement shall have the following meanings:

“Administrative Agent” is defined in the preamble.

“Agreement” is defined in the preamble.

“Borrowers” is defined in the preamble.

“Canadian Administrative Agent” is defined in the preamble.

“Company” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Effective Date” is defined in Section 5.1.

SECTION 1.2     Other Definitions.  Unless otherwise defined or the context otherwise requires, terms used herein (including in the preamble and recitals hereto) have the meanings provided for in the Credit Agreement.

ARTICLE II

AMENDMENTS

Effective on (and subject to the occurrence of) the Effective Date, the Credit Agreement and the other Loan Documents are amended as follows:

SECTION 2.1     Amendments to Section 1.01 of the Credit Agreement.

(a)  The following definitions set forth in the Credit Agreement are amended and restated in their entirety as follows:

“Applicable Rate” means, for any day, with respect to any ABR Loan, Canadian Prime Rate Loan, Eurodollar Loan or BA Drawing, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread”, “Canadian Prime Spread”, “Eurodollar Spread” or “BA Drawing Spread”, as the case may be, based upon the daily average Availability during the most recently completed fiscal quarter of the Company (the “Average Availability”); provided that until the last day of the second full fiscal quarter ending after the Amendment No. 2 Effective Date, the Applicable Rate shall be the applicable rate per annum set forth below in Category 2:

Availability	ABR Spread and Canadian Prime Spread	Eurodollar Spread and BA Drawing Spread
Category 1 ≥ $400,000,000	1.50%	2.50%
Category 2 < $400,000,000 but ≥ 200,000,000	1.75%	2.75%
Category 3 < 200,000,000	2.00%	3.00%

For purposes of the foregoing, the Applicable Rate shall be determined as of the end of each fiscal quarter of the Company based upon the Borrowing Base Certificate that is delivered from time to time pursuant to Section 5.01(g), with any changes to the Applicable Rate resulting from changes in the Average Availability to be effective on the first day after such fiscal quarter end; provided that the Average Availability shall be deemed to be in Category 3 (A) at any time that any Event of Default has occurred and is continuing (other than an Event of Default arising from the failure to deliver any Borrowing Base Certificate) or (B) if the Company fails to deliver any Borrowing Base Certificate that is required to be delivered pursuant to Section 5.01(g), during the period from the expiration of the time for delivery thereof until five days after each such Borrowing Base Certificate is so delivered; provided further that if any Borrowing Base Certificate is at any time restated or otherwise revised or if the information set forth in any Borrowing Base Certificate otherwise proves to be false or incorrect such that the Applicable Rate would have been higher than was otherwise in effect during any period, without constituting a waiver of any Default or Event of Default arising as a result thereof, interest due under this Agreement shall be immediately recalculated at such higher rate for any such applicable periods and shall be due and payable on demand.

 “Joint Bookrunners” means, individually and collectively as the context may require, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Banc of America Securities LLC, Wells Fargo Bank, N.A., SunTrust Robinson Humphrey, Inc. and General Electric Capital Corporation, in their respective capacities as joint bookrunners hereunder, and each of their successors and assigns in such capacity.

“Maturity Date” means May 13, 2015 or any earlier date on which the Revolving Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.

“Reserves” means any and all reserves which the Joint Collateral Agents deem necessary, in their Permitted Discretion, to maintain (including, without limitation, reserves for accrued and unpaid interest on the Secured Obligations, Banking Services Reserves, Customer Credit Liability Reserves, Rent Reserves, Priority Payable Reserves, Existing Debt Securities Reserves, reserves for dilution of Accounts, reserves for Inventory shrinkage, reserves for customs charges and shipping charges related to any Inventory in transit, reserves for Swap Obligations, reserves for contingent liabilities of any Loan Party, reserves for uninsured losses of any Loan Party, reserves for uninsured, underinsured, un-indemnified or under-indemnified liabilities or potential liabilities with respect to any litigation and reserves for taxes, fees, assessments, and other governmental charges) with respect to the Collateral or any Loan Party; provided, that the Joint Collateral Agents may impose, in their Permitted Discretion, the Existing Debt Securities Reserve (2014 Senior Notes) if the Existing Debt Securities that are maturing in November 2014 have not been repaid, prepaid or purchased in full in accordance with Section 6.08(b)(ii) or (vi), or  refinanced in full in accordance with Section 6.01(f), prior to August 15, 2014.

“Weekly Reporting Period” means any period during (a) which any Default under paragraph (a) of Article VII or any Event of Default has occurred and is continuing or (b) that constitutes a Level 2 Minimum Availability Period.

(b)  Paragraph (e) of the definition “Eligible Accounts” in the Credit Agreement is amended and restated in the entirety as follows:

“(e)     which is owing by an Account Debtor to the extent the aggregate amount of Accounts owing from such Account Debtor and its Affiliates to all the Borrowers exceeds 20% of the aggregate amount of Eligible Accounts of all the Borrowers; provided that (i) no Accounts owing by Macy’s, Inc. or its Affiliates shall be ineligible solely as a result of this paragraph (e) except to the extent the aggregate amount of Accounts owing from Macy’s, Inc. and its Affiliates to all the Borrowers exceeds 40% of the aggregate amount of Eligible Accounts of all the Borrowers; and (ii) no Accounts owing by Wal-Mart Stores, Inc. or its Affiliates shall be ineligible solely as a result of this paragraph (e) except to the extent the aggregate amount of Accounts owing from Wal-Mart Stores, Inc. and its Affiliates to all the Borrowers exceeds 40% of the aggregate amount of Eligible Accounts of all the Borrowers;”

 (c)  Paragraph (b) of the definition “Eligible Foreign Accounts” in the Credit Agreement is amended and restated in the entirety as follows:

“(b)     which is owed by an Account Debtor which is either located in, or organized under the laws of, any country (other than the U.S., any State of the U.S., Canada or any Province of Canada) that is not acceptable to the Joint Collateral Agents in their Permitted Discretion (it being agreed that, for purposes of this paragraph (b), as of the Effective Date the United Kingdom, France, Ireland, the Netherlands, Norway, Spain, Germany and Switzerland are acceptable to the Joint Collateral Agents, provided that the Joint Collateral Agents, in their Permitted Discretion, shall have the right to remove any such countries or add additional countries that are acceptable to them and provided, further, that the Accounts of any such Account Debtor that are backed by one or more standby letters of credit that are acceptable to the Joint Collateral Agents in their sole discretion and that are in the possession of, and assigned to and directly drawable by, the Administrative Agent, shall, in any event, be deemed Eligible Accounts;”

 (d)  Paragraph (h) of the definition “Eligible Inventory” in the Credit Agreement is amended and restated in the entirety as follows:

“(h)     which is not located in the U.S. or Canada (only with respect to the Inventory owned by the Canadian Borrower) or is in transit with a common carrier from vendors and suppliers; provided that, up to the lesser of (x) $200,000,000 and (y) 33% of the total Revolving Commitment of Inventory in transit from vendors and suppliers may be included as eligible pursuant to this paragraph (h) so long as (i) the Administrative Agent shall have received (1) access, during normal business hours and at other times reasonably requested by the Administrative Agent, to a true and correct copy of the bill of lading and other shipping documents for such Inventory, (2) evidence of satisfactory casualty insurance naming the Administrative Agent as loss payee and otherwise covering such risks as the Administrative Agent may reasonably request, and (3) if the bill of lading is (A) non-negotiable and the inventory is in transit within the United States or in transit to the United States or Canada, a duly executed Collateral Access Agreement from the applicable customs broker for such Inventory, or (B) negotiable, confirmation that the bill is issued in the name of a Borrower and consigned to the order of the Administrative Agent, and an acceptable agreement has been executed with such Borrower’s customs broker, in which the customs broker agrees that it holds the negotiable bill as agent for the Administrative Agent and has granted the Administrative Agent access to the Inventory, (ii) the common carrier is not an Affiliate of the applicable vendor or supplier and (iii) the customs broker is not an Affiliate of any Borrower;”

(e)  Paragraph (d) of the definition “U.S. Borrowing Base” in the Credit Agreement is amended and restated in the entirety as follows:

“(d)     the product of (i) 35% multiplied by (ii) the Eligible Foreign Accounts of the U.S. Borrowers at such time; provided that the availability represented by Eligible Foreign Accounts of the U.S. Borrowers included in the Borrowing Base shall not at any time exceed $5,000,000, in the case of Eligible Foreign Accounts referred to in paragraph (b) of the definition thereof that are not backed by standby letters of credit referred to therein, and $15,000,000, in the case of Eligible Foreign Accounts referred to in paragraph (b) of the definition thereof that are backed by standby letters of credit referred to therein,”

 (f)  The following new definitions are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Amendment No. 2” means Amendment No. 2 to Credit Agreement and Other Loan Documents, dated as of June 29, 2010, among the parties to this Agreement.

“Amendment No. 2 Effective Date” means “Effective Date” as defined in Amendment No. 2.

“Existing Debt Securities Reserve (2014 Senior Notes)” means, with respect to the Existing Debt Securities maturing in November 2014, an amount equal to all remaining principal and interest payments due in respect thereof through and including the Maturity Date, which reserve shall, at the request of the Borrowers, be released if and to the extent each such amount is paid in full in cash; provided, that if, with respect to such Existing Debt Securities both the Existing Debt Securities Reserve and the Existing Debt Securities Reserve (2014 Notes) may be imposed by the Joint Collateral Agents at the same time, only the Existing Debt Securities Reserve (2014 Senior Notes) may be so imposed.

(g)  The definition “Maximum Utilization Period” is deleted.

SECTION 2.2     Amendments to Section 2.12(a) of the Credit Agreement.

Section 2.12(a) of the Credit Agreement is amended and restated in its entirety as follows:

“(a)      The U.S. Borrowers agree to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at a rate equal to (i), if the average daily unused portion of the Revolving Commitment is greater than 50% of the total Revolving Commitment during the period in respect of which the payment is being made, 0.625% per annum, and (ii), if the average daily unused portion of the total Revolving Commitment is less than or equal to 50% of the total Revolving Commitment during the period in respect of which the payment is being made, 0.50% per annum, in each case on the average daily amount of the Available Revolving Commitment of such Lender during the period from and including the Amendment No. 2 Effective Date to but excluding the date on which the Lenders’ Revolving Commitments terminate.  Accrued commitment fees shall be payable in arrears on the first day of each calendar month and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof.  All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).”

SECTION 2.3     Amendments to Section 5.08 of the Credit Agreement.

Section 5.08 of the Credit Agreement is amended and restated in its entirety as follows:

“SECTION 5.08 Use of Proceeds.  The proceeds of the Loans will be used only to (a) repay amounts outstanding under the Prior Credit Agreement, (b) repay the Existing Debt Securities that are maturing in November 2009, subject to the limitations set forth in Section 6.08(b)(v), (c) repay, prepay or purchase the Existing Debt Securities that are maturing in November 2014, subject to the limitations set forth in Section 6.08(b)(ii) or 6.08(b)(vi), as applicable, and (d) for general corporate purposes (including, without limitation, payments on Open Account Obligations) of the Borrowers and, subject to compliance with Article VI of this Agreement, their respective Subsidiaries in the ordinary course of business.  No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.”

SECTION 2.4     Amendments to Section 6.01(k) of the Credit Agreement.

Section 6.01(k) of the Credit Agreement is amended and restated in its entirety as follows:

“(k)      other unsecured Indebtedness in an aggregate principal amount not exceeding $600,000,000 at any time outstanding;”

SECTION 2.5     New Section 6.02(n) of the Credit Agreement.

The word “and” at the end of Section 6.02(l) of the Credit Agreement is deleted, the period at the end of Section 6.02(m) of the Credit Agreement is replaced by “; and” and a new Section 6.02(n) is added to the Credit Agreement as follows:

“(n)      Liens not otherwise permitted by this Section 6.02 so long as (i) such Liens only attach to the assets of those Subsidiaries that are not Loan Parties, (ii) neither (A) the aggregate outstanding principal amount of the obligations secured thereby nor (B) the aggregate fair market value (determined as of the date any such Lien is incurred) of the assets subject thereto exceeds (as to all Subsidiaries that are not Loan Parties) $50,000,000 at any one time and (iii) any such Liens do not cover any Collateral.”

SECTION 2.6     Amendments to Section 6.04(c) of the Credit Agreement.

Section 6.04(c) of the Credit Agreement is amended and restated in its entirety as follows:

“(c)       Investments by the Borrowers and the Subsidiaries in Equity Interests in Persons that are (i) Loan Parties, (ii) Subsidiaries that are not Loan Parties and (iii) GRI and Rachel Roy IP Company LLC; provided that (A) any such Equity Interests held by a U.S. Loan Party shall be pledged pursuant to the U.S. Security Agreement (subject to the limitations applicable to Equity Interests of First-Tier Foreign Subsidiaries referred to in Section 5.14(b)(iv) and any such Equity Interests held by a Canadian Loan Party shall be pledged pursuant to the applicable Canadian Security Agreement) and (B) the aggregate amount of Investments made after the date hereof by Loan Parties in any Person described in clause (ii) or (iii) above (including intercompany loans permitted under clause (B) to the proviso to Section 6.04(d) and outstanding Guarantees permitted under the proviso to Section 6.04(e)) shall not exceed the sum of (1) (x) Investments existing on the Amendment No. 2 Effective Date in GRI, Rachel Roy IP Company LLC and Subsidiaries that are not Loan Parties, (y) loans and advances existing on the Amendment No. 2 Effective Date of the Loan Parties to Subsidiaries that are not Loan Parties and (z) Guarantees existing on the Amendment No. 2 Effective Date by Loan Parties of the aggregate principal amount of Indebtedness of Subsidiaries that are not Loan Parties (in each case as set forth on Schedule 6.04) and (2) $30,000,000 (the “Investment Basket”) at any time outstanding (in each case determined without regard to any write-downs or write-offs);”

SECTION 2.7     Amendments to Section 6.08(a) of the Credit Agreement.

Section 6.08(a) of the Credit Agreement is amended and restated in its entirety as follows:

“(a)      No Loan Party will, nor will it permit any of the Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) each Borrower may declare and pay dividends with respect to its common stock payable solely in additional shares of its common stock, and, with respect to its preferred stock, payable solely in additional shares of such preferred stock or in shares of its common stock, (ii) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests, (iii) the Company may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Company and any of its Subsidiaries in an aggregate amount not to exceed $2,000,000 during any fiscal year of the Company; provided that, both immediately before and immediately after giving effect to each such Restricted Payment, no Default or Event of Default shall have occurred and be continuing, (iv) the Borrowers may make other Restricted Payments; provided that, (A) both immediately before the declaration of, and immediately after giving effect to each such Restricted Payment, no Default or Event of Default shall have occurred and be continuing, and (B) at the time any Restricted Payment is paid (x) the Fixed Charge Coverage Ratio for the Test Period in effect at the time shall not be less than 1.25 to 1.00 (determined on a Pro Forma Basis in respect of the Test Period in effect at such time) and (y) Availability shall not be less than 30% of the total Revolving Commitment for the period of 60 consecutive days immediately preceding the date such Restricted Payment is declared after giving pro forma effect thereto and (v) SW Holdings may make, in each case in accordance with its limited liability company agreement, (A) no more frequently than once each calendar quarter, tax distributions to its members in order for each such member to pay its reasonably estimated federal, state and local income taxes, if any, resulting solely from the inclusion of the income of SW Holdings in the taxable income of each such member, (B) no more frequently than once each calendar year, true up distributions to its members in respect of the tax distributions referred to in clause (A) above, in the event that any actual income taxes paid or payable by any such member shall be in excess of the estimated amount thereof, (C) dividends and distributions from time to time to the Loan Parties or their Subsidiaries and (D) distributions consisting of closing date balance sheet settlement payments in respect of the Initial Acquisition provided for by the purchase agreement relating to the Acquisition (as such terms are defined in Amendment No. 1 to Credit Agreement).”

SECTION 2.8                           Amendments to Section 6.08(b)(ii) of the Credit Agreement.

Section 6.08(b)(ii) of the Credit Agreement is amended and restated in its entirety as follows:

“(b)      payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness (including the Existing Debt Securities that are maturing in November 2009 and November 2014), other than payments in respect of the Subordinated Indebtedness prohibited by the subordination provisions thereof or relating thereto; provided that (A) if, either immediately before or after giving effect to any such payment on the Existing Debt Securities any Event of Default has occurred and is continuing, no such payment may be made thereon other than on account of accrued and unpaid interest thereon and in an amount not exceeding the Existing Debt Securities Reserve, and (B) no payment on any such Indebtedness  (other than the Existing Debt Securities) shall be made if, either both immediately before and after giving effect to any such payment, any Default or Event of Default has occurred and is continuing.”

SECTION 2.9     Amendments to Section 6.08(b) of the Credit Agreement.

Section 6.08(b)(vi) of the Credit Agreement is renumbered as Section 6.08(b)(vii), and the following is inserted immediately before Section 6.08(b)(vii):

“(vi) prepayment of the Existing Debt Securities that are maturing in November 2014 pursuant to open market purchases or a tender offer for such Existing Debt Securities; provided that (A) both immediately before and after giving effect to such prepayment, no Default or Event of Default shall have occurred and be continuing and (B) either (1) after giving effect to such prepayment Availability plus cash on hand of the Loan Parties (which is reasonably identified to the satisfaction of the Joint Collateral Agents) shall not be less than $300,000,000 or (2) both (x) the Fixed Charge Coverage Ratio for the Test Period in effect at the time such prepayment is made shall not be less than 1.25 to 1.00 (determined on a Pro Forma Basis in respect of the Test Period in effect at such time) and (y) Availability shall not be less than 30% of the total Revolving Commitment for the period of 60 consecutive days immediately preceding the date such prepayment is to be made after giving pro forma effect thereto; and”

SECTION 2.10    Amendments to Article VII of the Credit Agreement.

Paragraphs (d) and (e) of Article VII of the Credit Agreement is amended and restated in the entirety as follows:

“(d)      any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.03 (with respect to a Loan Party’s existence), 5.08, 5.15 or 5.16 or in Article VI (other than the last sentence of Section 6.13);

(e)        any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Loan Document (other than those which constitute a default under another Section of this Article), and such failure shall continue unremedied for (i) during a Weekly Reporting Period, a period of one day after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of Section 5.01(g), (h) or (i), (ii) a period of five days after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of Section 5.01 (other than Section 5.01(g), (h) or (i) during a Weekly Reporting Period), 5.02 (other than Section 5.02(a)), 5.03 through 5.07, 5.09, 5.10, 5.11 or 5.12 of this Agreement, (iii) a period of 10 days after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of the last sentence of Section 6.13 or (iv) a period of 15 days after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of any other Section of this Agreement;”

SECTION 2.11      Amendments to Revolving Commitment Schedule.

The Revolving Commitment Schedule is amended and restated in the entirety as set forth on Annex I attached hereto.

SECTION 2.12     Amendments to Section 7.1(a) of the U.S. Security Agreement.

Section 7.1(a) of the U.S. Security Agreement is amended and restated in the entirety as follows:

“(a)       Each Grantor shall (i) not later than 60 days after the Effective Date (or such later date that may be approved by the Administrative Agent in its discretion) execute and deliver to the Administrative Agent Deposit Account Control Agreements for each corporate treasury account and each concentration account (each, a “Collateral Deposit Account”), which Collateral Deposit Accounts are identified as such on Exhibit B, (ii) use its commercially reasonable efforts to execute and deliver to the Administrative Agent Deposit Account Control Agreements for each Retail Deposit Account maintained by such Grantor, which Retail Deposit Accounts are identified as such on Exhibit B, (iii) not later than 20 days after the Effective Date (or such later date that may be approved by the Administrative Agent in its discretion) establish lock box service (the “Lock Boxes”) with the bank(s) set forth in Exhibit B, which lock boxes shall be subject to irrevocable lockbox agreements in the form provided by or otherwise acceptable to the Joint Collateral Agents and shall be accompanied by an acknowledgment by the bank where the Lock Box is located (or which controls such Lock Box) of the Lien of the Administrative Agent granted hereunder and of irrevocable instructions to wire all amounts collected therein to a Deposit Account that is subject to a Deposit Account Control Agreement (a “Lock Box Agreement”); provided that each Retail Deposit Account shall be a zero-balance account (or an account used by the Grantor in a manner consistent with such Grantor’s historical practice) and will be swept into a Collateral Deposit Account on a daily basis; and provided, further, that such Grantor shall, with respect to each such Collateral Deposit Account (other than each Retail Deposit Account) and Lock Box in which the Administrative Agent has not received a Deposit Account Control Agreement or Lock Box Agreement, as the case may be, with respect thereto on or prior to the date that it is required to deliver the same (pursuant to this Section 7.1), (A) close each such Collateral Deposit Account and Lock Box, as the case may be, and (B) open and maintain a new Collateral Deposit Account with a financial institution subject to a Deposit Account Control Agreement or a new Lock Box subject to a Lock Box Agreement, as the case may be.”

SECTION 2.13    Amendments to Section 7.2 of the U.S. Security Agreement.

Section 7.2 of the U.S. Security Agreement is amended and restated in the entirety as follows:

“7.2.     Covenant Regarding New Deposit Accounts; Lock Boxes.  Before opening or replacing the Concentration Deposit Account, any Collateral Deposit Account or other Deposit Account (other than a Retail Deposit Account), or establishing a new Lock Box, each Grantor shall cause each bank or financial institution in which it seeks to open (a) a Deposit Account (other than a Retail Deposit Account), to enter into a Deposit Account Control Agreement with the Administrative Agent in order to give the Administrative Agent Control of such Deposit Account, or (b) a Lock Box, to enter into a Lock Box Agreement with the Administrative Agent in order to give the Administrative Agent Control of the Lock Box.  Before opening or replacing any Retail Deposit Account, each Grantor shall advise the Administrative Agent of the same and use commercially reasonable efforts to execute and deliver to the Administrative Agent a Deposit Account Control Agreement with respect thereto.  In the case of a Deposit Account or Lock Box maintained with Lenders, the terms of the Deposit Account Control Agreement or Lock Box Agreement with respect thereto shall be subject to the provisions of the Credit Agreement regarding setoffs.”

SECTION 2.14    Amendments to the Post-Closing Deliverables Agreement.

Paragraph 5(b) of Schedule I to the Post-Closing Deliverables Agreement is amended to delete reference therein to “CODE BLEU” and “EVAN-PICONE”.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to approve all of the amendments that are provided for in Article II, each Borrower hereby (a) represents and warrants that (i) each of the representations and warranties of the Loan Parties contained in the Credit Agreement and in the other Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof (except, if any such representation and warranty relates to an earlier date, such representation and warranty is true and correct in all material respects as of such earlier date); and (ii) both immediately before and after giving effect to the provisions of this Agreement no Default or Event of Default has occurred and is continuing; and (b) agrees that the incorrectness in any material respect of any representation and warranty contained in the preceding clause (a) shall constitute an immediate Event of Default.  Without limiting the foregoing, each Borrower hereby (i) ratifies and confirms all of the terms, covenants and conditions set forth in the Loan Documents and hereby agrees that it remains liable to the Administrative Agent and the Lenders in accordance with the terms, covenants and conditions set forth in the Loan Documents, and all Liens on the Collateral created pursuant to the Collateral Documents continue unimpaired and in full force and effect, and (ii) waives all defenses, claims, counterclaims, rights of recoupment or set-off against any of its Obligations as provided in the Loan Documents.

ARTICLE IV

ACKNOWLEDGMENT OF LOAN GUARANTORS

By executing this Agreement, each Loan Guarantor hereby confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date each reference therein to the Credit Agreement shall refer to the Credit Agreement after giving effect to this Agreement.  Without limiting the foregoing, each such Loan Guarantor waives all defenses, claims, counterclaims, rights of recoupment or set-off with respect to any of such Loan Guarantor’s Obligations as provided in the Loan Documents.

ARTICLE V

CONDITIONS TO EFFECTIVENESS; EXPIRATION; CONDITION SUBSEQUENT

SECTION 5.1     Effective Date.  This Agreement shall become effective on such date (herein called the “Effective Date”) when the conditions set forth in this Section have been satisfied.

SECTION 5.1.1   Execution of Agreement.  The Administrative Agent shall have received counterparts of this Agreement duly executed and delivered on behalf of the Borrowers, the Loan Guarantors, the Administrative Agent and all the Lenders.

SECTION 5.1.2   Representations and Warranties.  The representations and warranties made by the Borrowers pursuant to Article III shall be true and correct as of the Effective Date.

SECTION 5.1.3   Fees.  The Borrowers shall have paid all the fees that they are required to pay on the Effective Date as provided in each fee letter that is being entered into in connection with this Agreement.

ARTICLE VI

MISCELLANEOUS

SECTION 6.1    Cross-References.  References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.

SECTION 6.2    Loan Document Pursuant to the Credit Agreement.  This Agreement is a Loan Document executed pursuant to the Credit Agreement.  Except as expressly provided for herein, all of the representations, warranties, terms, covenants and conditions contained in the Credit Agreement and each other Loan Document shall remain unamended or otherwise unmodified and in full force and effect.

SECTION 6.3    Limitation of Amendments.  The amendments set forth in Article II shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of any Borrower or any other Loan Party which would require the consent of any of the Lenders under the Credit Agreement or any other Loan Document.

SECTION 6.4    Counterparts.  This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SECTION 6.5    Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 6.6    Further Assurances.  Each Borrower shall execute and deliver, and shall cause each other Loan Party to execute and deliver, from time to time in favor of the Administrative Agent and the Lenders such documents, agreements, certificates and other instruments as shall be necessary or advisable to effect the purposes of this Agreement.

SECTION 6.7    Costs and Expenses.  The Borrowers agree to pay all reasonable costs and expenses of the Administrative Agent (including the reasonable fees and out-of-pocket expenses of legal counsel of the Administrative Agent) that are incurred in connection with the execution and delivery of this Agreement and the other agreements and documents entered into in connection herewith.

SECTION 6.8  GOVERNING LAW; WAIVER OF JURY TRIAL; ENTIRE AGREEMENT.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  EACH PERSON A PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT OR DOCUMENT ENTERED INTO IN CONNECTION HEREWITH.  THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WRITTEN OR ORAL, WITH RESPECT HERETO.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

BORROWERS:

JONES APPAREL GROUP, INC.,
a Pennsylvania corporation
JONES APPAREL GROUP HOLDINGS, INC.,
a Delaware corporation
JONES APPAREL GROUP USA, INC.,
a Delaware corporation
JAG FOOTWEAR, ACCESSORIES AND
RETAIL CORPORATION,
a New Jersey corporation
JONES INVESTMENT CO. INC.,
a Delaware corporation
NINE WEST DEVELOPMENT CORPORATION,
a Delaware corporation

By	/s/ Joseph T. Donnalley
Name: Joseph T. Donnalley
In his capacity as officer for each aforenamed
Borrower as set forth opposite such Borrower
on Schedule I to the Credit Agreement.

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS]

JONES JEANSWEAR GROUP, INC.,
a New York corporation

By	/s/ Tami Fersko
Name: Tami Fersko
Title: Vice President and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS]

JONES JEWELRY GROUP, INC.,
a Rhode Island corporation

By	/s/ Thomas Murray
Name: Thomas Murray
Title: Senior Executive Vice President,
Chief Financial Officer and Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS]

JONES APPAREL GROUP CANADA, LP,
an Ontario Limited Partnership

By JONES CANADA, INC., its General Partner

By	/s/ Roger Flores
Name: Roger Flores
Title: Vice President of Finance

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS]

LOAN GUARANTORS:
JONES DISTRIBUTION CORPORATION,
a Delaware corporation
JONES MANAGEMENT SERVICE COMPANY,
a Delaware corporation
JONES HOLDING, INC.,
a Delaware corporation

By	/s/ Joseph T. Donnalley
Name: Joseph T. Donnalley
In his capacity as officer for each aforenamed
Guarantor as set forth opposite such Guarantor
on Schedule I to the Credit Agreement.

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS]

JPMORGAN CHASE BANK, N.A., as Lender and
Administrative Agent

By	/s/ Donna M. DiForio
Name: Donna M. DiForio
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS]

JPMORGAN CHASE BANK, N.A., TORONTO
BRANCH, as Canadian Lender and Canadian
Administrative Agent

By	/s/ Auggie Marchetti
Name: Auggie Marchetti
Title: Senior Vice President & Region Manager

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS]

CITIBANK, N.A., as Lender

By	/s/ Thomas M. Halsch
Name: Thomas M. Halsch
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS]

GENERAL ELECTRIC CAPITAL
CORPORATION, as Lender

By	/s/ Steven B. Flowers
Name: Steven B. Flowers
Title: Duly Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS]

BANK OF AMERICA, N.A., as Lender

By	/s/ David Vega
Name: David Vega
Title: Managing Director

BANK OF AMERICA, N.A. (acting through its
Canada branch), as Canadian Lender

By	/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS]

WELLS FARGO BANK, N.A., as Lender

By	/s/ Justin Button
Name: Justin Button
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS]

SUNTRUST BANK, as Lender

By	/s/ William L Otott Jr.
Name: William L Otott Jr.
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS]

CIT BANK, as Lender

By	/s/ Benjamin Haslam
Name: Benjamin Haslam
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS]

PNC BANK, NATIONAL ASSOCIATION, as Lender

By	/s/ Robert T. Orzechowski
Name: Robert T. Orzechowski
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS]

U.S. BANK NATIONAL ASSOCIATION, as Lender

By	/s/ Jeffrey S. Gruender
Name: Jeffrey S. Gruender
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS]

CAPITAL ONE LEVERAGE FINANCE CORP.,
as Lender

By	/s/ Paul Dellova
Name: Paul Dellova
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS]

GOLDMAN SACHS LENDING PARTNERS
LLC, as Lender

By	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS]

HSBC BANK USA, NATIONAL ASSOCIATION,
as Lender

By	/s/ Kysha A. Pierre-Louis
Name: Kysha A. Pierre-Louis
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS]

ROYAL BANK OF CANADA, as Lender

By	/s/ Pierre Noriega
Name: Pierre Noriega
Title: Attorney-in-Fact

By	/s/ David Cole
Name: David Cole
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS]

Annex I
to
Amendment No.2

REVOLVING COMMITMENT SCHEDULE

U.S. Lender	U.S. Commitment	Canadian Lender	Canadian Commitment	Revolving Commitment
JPMorgan Chase Bank, N.A.	$79,166,666.67	JPMorgan Chase Bank, N.A., Toronto Branch	$4,373,849.26	$79,166,666.67
Citibank, N.A.	$79,166,666.67		$4,373,849.26	$79,166,666.67
Bank of America, N.A.	$79,166,666.67	Bank of America, N.A. (acting through its Canada Branch)	$4,373,848.86	$79,166,666.67
Wells Fargo Bank, N.A.	$79,166,666.67		$4,373,848.86	$79,166,666.67
SunTrust Bank	$79,166,666.67		$0	$79,166,666.67
General Electric Capital Corporation	$79,166,666.67		$4,373,848.86	$79,166,666.67
CIT Bank	$35,000,000		$0	$35,000,000
US Bank National Association	$35,000,000		$0	$35,000,000
Royal Bank of Canada	$30,000,000		$1,657,458.62	$30,000,000
HSBC Bank USA, National Association	$25,000,000		$920,810.29	$25,000,000
PNC Bank, National Association	$25,000,000		$0	$25,000,000
Capital One Leverage Finance Corp.	$15,000,000		$0	$15,000,000
Goldman Sachs Lending Partners LLC	$10,000,000		$552,486	$10, 000,000
Total	$650,000,000		$25,000,000	$650,000,000